Exhibit 99.e(2)(b)

AMENDMENT NO. 1

TO

FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B SHARES)

The First Restated Master Distribution Agreement (Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a “Portfolio”), with respect to the Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:

WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund;

NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated:  January 31, 2007

Each FUND listed on Schedule A-1 on behalf of the Shares of each Portfolio listed on Schedule A-1

By:	/s/ Philip A. Taylor
Name: Philip A. Taylor
Title: President

Each FUND listed on Schedule A-2 on behalf of the Shares of each Portfolio listed on Schedule A-2

By:	/s/ Philip A. Taylor
Name: Philip A. Taylor
Title: President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene Needles
Name: Gene Needles
Title: President

“SCHEDULE A-1
TO
AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B SHARES)

AIM EQUITY FUNDS

Portfolios

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Select Basic Value Fund

AIM FUNDS GROUP

Portfolios

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

Portfolios

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Independence Now Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

Portfolios

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

Portfolios

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Bond Fund

AIM Japan Fund

AIM Trimark Fund

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

Portfolios

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Total Return Bond Fund

AIM SPECIAL OPPORTUNITIES FUNDS

Portfolios

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

Portfolio

AIM High Income Municipal Fund”

“SCHEDULE A-2
TO
AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

Portfolios

AIM Advantage Health Sciences Fund

AIM Multi-Sector Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM SECTOR FUNDS

Portfolios

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

AIM STOCK FUNDS

AIM Dynamics Fund”